FREEPORT-MCMORAN COPPER & GOLD

2nd Quarter 2010 Earnings Conference Call

PROVEN PERFORMANCE
SHINING FUTURE

July 21, 2010

www.fcx.com

FCX LISTED NYSE

FREEPORT-MCMORAN COPPER & GOLD

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which we discuss factors we believe may affect our performance in the future. Forward-looking statements are all statements other than statements of historical facts, such as statements regarding projected ore grades and milling rates, projected production and sales volumes, projected unit net cash costs, projected operating cash flows, projected capital expenditures, the impact of copper, gold, molybdenum and cobalt price changes, reserve estimates, potential prepayments of debt, projected EBITDA, future dividend payments and potential share purchases. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "intends," "likely," "will," "should," "to be" and any similar expressions and/or statements that are not historical facts, in each case as they relate to us or our management, are intended to identify those assertions as forward-looking statements. The declaration and payment of dividends is at the discretion of the Company's Board of Directors and will depend on the Company's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board. This presentation also includes forward-looking statements regarding mineralized material not included in reserves. The mineralized material described in this presentation will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material not included in reserves will become proven and probable reserves.

In making any forward-looking statements, the person making them believes that the expectations are based on reasonable assumptions. We caution readers that those statements are not guarantees of future performance and our actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause our future results to differ from results anticipated by forward-looking statements include commodity prices, mine sequencing, production rates, industry risks, regulatory changes, political risks, potential effects of violence in Indonesia, potential outcomes of the contract review process and resolution of administrative disputes in the Democratic Republic of Congo, weather-related risks, labor relations, environmental risks, litigation results, currency translation risks and other factors described in more detail under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2009, filed with the Securities and Exchange Commission (SEC).

Investors are cautioned that many of the assumptions on which our forward-looking statements are based are likely to change after our forward-looking statements are made, including for example commodity prices, which we cannot control, and production volumes and costs, some aspects of which we may or may not be able to control. Further, during the quarter, we may make changes to our business plans that could or will affect our results for the quarter. We caution investors that we do not intend to update our forward-looking statements more frequently than quarterly, notwithstanding any changes in our assumptions, changes in our business plans, our actual experience, or other changes, and we undertake no obligation to update any forward-looking statements.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and per pound of molybdenum. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are in the supplemental schedule, "Product Revenues and Production Costs," which is available on our internet web site www.fcx.com.

FREEPORT-MCMORAN COPPER & GOLD

2Q10 Highlights

Sales Data	2Q2010	1H2010
Copper		
Consolidated Volumes *(mm lbs)*	914	1,874
Average Realization *(per lb)*	$3.06	$3.13
Site Production & Delivery Unit Costs *(per lb)*	$1.41	$1.38
Unit Net Cash Costs *(per lb)*	$0.97	$0.89
Gold		
Consolidated Volumes *(000's ozs)*	298	776
Average Realization *(per oz)*	$1,234	$1,171
Molybdenum		
Consolidated Volumes *(mm lbs)*	16	33
Average Realization *(per lb)*	$18.18	$16.62

Financial Results *(in millions, except per share amounts)*	2Q2010	1H2010
Revenues (1)	$3,864	$8,227
Net Income Attributable to Common Stock (1)(2)	$649	$1,546
Diluted Earnings Per Share (1)(2)	$1.40	$3.40
Operating Cash Flows (3)	$1,064	$2,882
Capital Expenditures	$296	$527

(1) Includes unfavorable adjustments to provisionally priced copper sales of $169 mm ($72 mm to net income attributable to common stock or 15¢/share) in 2Q2010 and $23 mm ($9 mm to net income attributable to common stock or 2¢/share) in 1H2010.

(2) Includes losses on early extinguishment of debt totaling $42 mm to net income attributable to common stock (9¢/share) in 2Q2010 and $65 mm to net income attributable to common stock (14¢/share) in 1H2010.

(3) Includes working capital sources (uses) of $(173) mm in 2Q2010 and $107 mm in 1H2010.

FREEPORT-MCMORAN COPPER & GOLD

Quarterly Operating Highlights

2Q10 Unit Production Costs

(per pound of copper)	North America	South America	Indonesia	Africa	Consolidated
Cash Unit Costs					
Site Production & Delivery[(1)]	$1.46	$1.22	$1.62	$1.27	$1.41
By-product Credits	(0.38)	(0.19)	(1.41)	(0.54)	(0.61)
Treatment Charges	0.09	0.11	0.26	-	0.14
Royalties[(1)]	-	-	0.11	0.06	0.03
Unit Net Cash Costs	$1.17	$1.14	$0.58	$0.79	$0.97

Sales From Mines for 2Q by Region



North America
South America(3)
Indonesia
Africa(4)
289
281
16 (2)
16
311
363
259
432
276
811
55
26
Cu mm lbs
Mo mm lbs
Cu mm lbs
Cu mm lbs
Au 000's ozs
Cu mm lbs
2Q10 2Q09 2Q10 2Q09
2Q10 2Q09
2Q10 2Q09 2Q10 2Q09
2Q10 2Q09

(1) Production costs include profit sharing in South America and severance taxes in North America.
(2) Includes 1 mm lbs of molybdenum from South America.
(3) Gold sales totaled 20k ozs in 2Q10 and 25k ozs in 2Q09.
(4) Cobalt sales totaled 4 mm lbs in 2Q10.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" on FCX's web site.

FREEPORT-MCMORAN COPPER & GOLD

Markets



LME Copper Price
LME & COMEX Exchange Stocks*
000's Metric Tons
Cents Per Pound
2,000
1,750
1,500
1,250
1,000
750
500
250
0
400
350
300
250
200
150
100
50
0
Jan-99 Jul-99 Jan-00 Jul-00 Jan-01 Jul-01 Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08 Jan-09 Jul-09 Jan-10 Jul-10

*LME and Comex, excluding Shanghai stocks, producer, consumer and merchant stocks.

London Gold Price ($/oz)



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Jan-99 Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10

Molybdenum Price* ($/lb)



$40
$35
$30
$25
$20
$15
$10
$5
$0
Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08 Jan-09 Jul-09 Jan-10

*Metals Week – Molybdenum Dealer Oxide Price

FREEPORT-MCMORAN COPPER & GOLD

Development Project Update

North America

Morenci

Mill Restart & Ramp-up

- Mill averaged 28K t/d during second quarter & ramping up rates – 50K t/d by 2011

Increase Mine Rate

- Ramping up from the current rate of ~450K to 635K t/d
- Additional stripping to expose additional ore; cash cost impact of 8-10¢ per lb of copper
- Further rate increases being assessed

Increase volumes by 125mm lbs Cu on an annual basis beginning in 2011


P&H
538

Development Project Update
North America



Miami Mine Restart

- Began stripping activities in 1Q10
- Ramp up to 100MM lbs Cu/year by second half 2011
- $40MM project, primarily mining equipment
- 12/31/09 reserves of 600MM lbs Cu

Safford Sulphur Burner

- Sulphur Burner at Safford
- ~$150MM project
- Reduces external purchases of sulphuric acid, reduces transportation costs & provides more cost-effective source of acid
- Positive for long-term future of district, including Lone Star


Safford Sulphur Burner

FREEPORT-MCMORAN COPPER & GOLD

Development Project Update

South America

Cerro Verde Expansion

- Completing $50MM project to increase mill rate from 108K t/d to 120K t/d
  - 30MM lbs Cu per year of incremental metal at low cash cost
- Evaluating large-scale concentrator expansion
  - Potential to more than double the existing facility
  - Feasibility study is expected to be completed in 1H 2011

El Abra Sulfolix

- Large sulfide mineral deposit underlying current oxide pit
- Project extends life 10+ years – ~300MM lbs Cu/yr aggregate
- New leach pad & modifications to existing crushing plant
- Approximate $725MM project through 2015 – ~$535MM* for initial phase to be completed in 2012
- Studies initiated for potential major mill project

** approximately $190mm spent to-date*

FREEPORT-MCMORAN COPPER & GOLD

Long-Term Underground Mine Development in Indonesia

- **Significant undeveloped underground reserves**
  - **Aggregate reserves of 41 billion lbs Cu & 35 million ozs Au**
- **DOZ expanded to 80K t/d**
- **Big Gossan mine – full rates of 7K t/d by late 2012**
- **Grasberg Block Cave – ramp-up to commence on completion of open pit**
- **Deep MLZ – completed Feasibility Study with start-up as DOZ depletes**
- **Underground production expected to reach 240K t/d**


Grasberg open pit
Grasberg Block Cave
Kucing Liar
Big Gossan
DOZ
DMLZ

FREEPORT-MCMORAN COPPER & GOLD

Tenke Fungurume

- Sold 55MM lbs Cu & 4MM lbs Co in 2Q10
- At full rates (initial phase), aggregate annual metal of 250MM lbs Cu & over 18MM lbs Co
  - Addressing issues in SO_2 plant & Co circuit
  - Mill performing above 8K t/d design capacity
  - Increasing mining rate to accelerate high-grade material
  - Based on these enhancements & 10K t/d mill rate, Cu production expected to increase to 290MM lbs/year
- Exploration activities continue to support opportunities for future expansion
- Completing studies to evaluate continued optimization & increasing capacity



Exploration Drives the Mine Plan

Climax Restart

- Assessing timing of start-up
- Advancing certain construction activities to provide flexibility
- One of the most attractive primary molybdenum development projects in the world – large-scale production capacity, attractive cash costs and future growth options
- Initial annual capacity of 30mm pounds with expansion options
- $700mm project with estimated remaining costs of ~$500mm



FREEPORT-McMoRAN COPPER & GOLD

Copper Reserves & Mineralized Material

as of 12/31/09

12/31/09 Copper Reserves by Geographical Region



North America 26%
South America 33%
Indonesia 33%
8%
Africa

billion lbs of copper



226
Mineralized Material (b)
(contained copper)
at $2.00 Cu price
122 billion lbs
104
Reserves
at $1.60 Cu price
Reserves (a)
(recoverable copper)
Reserves (a) & Mineralized Material (b)

(a) recoverable proven and probable copper reserves were estimated using a long-term average copper price of $1.60/lb; 83 billion pounds net to FCX's interest

(b) contained copper; consolidated copper resources using a long-term copper price of $2.00. ***Mineralized Material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves. See Cautionary Statement.***

Current Projects Under Evaluation

North America

- Chino Restart
- Further increases to Morenci mining rate
- Plans for Twin Buttes/ Sierrita district
- Climax
- Major mill projects for sulfide development

Tenke Fungurume

- Debottlenecking
- Further oxide expansion
- Sulfide development

South America

- Major expansion at Cerro Verde
- El Abra mill project

Grasberg

- Optimal timing for transition to underground
- Optimize Deep MLZ mine plan

FCX Copper Projects

billion lbs copper annually

Replacement Projects


El Abra Sulfolix
0.3
Grasberg Underground
1.1

1.4 billion lbs Cu

New Copper Sources


SA Potential Projects
0.75
Tenke Expansions
0.25
0.5
NA Potential Projects
0.3
NA Restarts

1.8 billion lbs Cu

Other Opportunities

- **Tenke Sulfides**
- **NA Mill Projects (Sierrita, Bagdad, Ajo, Safford)**
- **Lone Star**

Shining Future

Exploration Targets in Major Mineral Districts


Safford/Lone Star/Morenci District
Cerro Verde
Tenke Fungurume/Africa
Grasberg/Indonesia

Exploration
in 2010e
$120 million


North America
35%
South America
18%
Africa
19%
22%
Indonesia
6%

Australasia
& Other Areas

Note: FCX's consolidated share; e = estimate. See Cautionary Statement.

2010 Outlook

Sales Outlook:	• *Copper: 3.8 Billion lbs.* • *Gold: 1.8 Million ozs.* • *Molybdenum: 63 Million lbs.*
Unit Net Cash Cost (1)**:**	• *86¢/lb*
Operating Cash Flows (2)**:**	• *Exceed $5 Billion* • *Assumes $3.00/lb Copper for remaining 6 months* • *Each 10¢/lb Change in Copper = $150 Million in 2010*
Capital Expenditures:	• *$1.7 Billion*

(1) Assumes average prices of $1,200/oz for gold and $14/lb for molybdenum for remaining six months of 2010.

(2) Assumes average prices of $1,200/oz for gold and $14/lb for molybdenum for the remaining six months of 2010; each $50/oz change in gold would have an approximate $30 MM impact, and each $2.00/lb change in molybdenum would have an approximate $25 MM impact.

NOTE: Amounts are projections; see Cautionary Statement.

FREEPORT-MCMORAN COPPER & GOLD

Grasberg Pit Mine Plan

Changes to Pushback 8E

Revised mine plans incorporate precautionary remedial activities & geotechnical considerations affecting a relatively high-grade section of the Grasberg open pit previously scheduled to be mined in 2010/2011

- **Highwall above the SW corner of PB 8E more fractured & altered than expected**
- **Requires modification to design & sequencing; part of the SW corner of 8E will be mined by next phase, PB 9S (four year delay of 7mm t ore)**
- **Deferral of 130mm lbs Cu & 270K ozs Au, net to PT-FI's interest, from 2010-2014 to 2015-2016**
- **Revised plans reflect timing differences & do not result in changes to reserves or ultimate production from the pit**



A
B
Step-in Material
(in meters)
200 x 30 x 400
2013
2014
2015
2016
3700
3600
3500
3400
Grasberg Plan View
B
A

FREEPORT-MCMORAN COPPER & GOLD

Near-Term Sales Profile

Excludes current projects under evaluation

Copper Sales (billion lbs)



5
4
3
2
1
0
3.8
3.9
4.0
2010e
2011e
2012e

Note: Consolidated copper sales include approximately 741 mm lbs in 2010e, 735 mm lbs in 2011e, and 740 mm lbs in 2012e for noncontrolling interest; excludes purchased copper.

e = estimate. See Cautionary Statement.

Gold Sales (million ozs)



2
1
0
1.8
1.5
1.4
2010e
2011e
2012e

Note: Consolidated gold sales include approximately 180 k ozs in 2010e, 150 k ozs in 2011e, and 135 k ozs in 2012e for noncontrolling interest.

Molybdenum Sales (million lbs)



100
80
60
40
20
0
63
65
65
2010e
2011e
2012e

FREEPORT-MCMORAN COPPER & GOLD

2010e Quarterly Payable Metal Sales

Copper Sales (million lbs)



1,250
1,000
750
500
250
0
960
914
970
955
1Q10
2Q10
3Q10e
4Q10e

Note: Consolidated copper sales include approximately 181 mm lbs in 1Q10, 173 mm lbs in 2Q10, 197 mm lbs in 3Q10e and 190 mm lbs in 4Q10e for noncontrolling interest; excludes purchased copper.

Gold Sales (thousand ozs)



800
600
400
200
0
478
298
410
655
1Q10
2Q10
3Q10e
4Q10e

Note: Consolidated gold sales include approximately 47 k ozs in 1Q10, 30 k ozs in 2Q10, 43 k ozs in 3Q10e and 60 k oz in 4Q10e for noncontrolling interest.

Molybdenum Sales (million lbs)



25
20
15
10
5
0
17
16
15
15
1Q10
2Q10
3Q10e
4Q10e

e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN COPPER & GOLD

2010e Sales and Unit Production Costs by Region

2010e Sales by Region



North America
1,070
Cu
mm lbs
63(1)
Mo
mm lbs
South America
1,305
Cu
mm lbs
0.1
Au
mm ozs
Indonesia
1,175
Cu
mm lbs
1.7
Au
mm ozs
Africa
250
Cu
mm lbs
20
Co
mm lbs

(per pound of copper)	North America	South America	Indonesia	Africa	Consolidated
Cash Unit Costs[2]					
Site Production & Delivery[3]	$1.49	$1.23	$1.57	$1.40	$1.42
By-product Credits	(0.35)	(0.18)	(1.77)	(0.54)	(0.74)
Treatment Charges	0.10	0.13	0.22	-	0.14
Royalties[3]	-	-	0.12	0.07	0.04
Unit Net Cash Costs	$1.24	$1.18	$0.14	$0.93	$0.86

(1) Includes by-product molybdenum from South America.

(2) Estimates assume average prices of $3.00/lb for copper, $1,200/oz for gold and $14/lb for molybdenum for the remainder of 2010. Quarterly unit costs will vary significantly with quarterly metal sales volumes.

(3) Production costs include profit sharing in South America and severance taxes in North America.

Note: e = estimate. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices

Average EBITDA*

($1,000 Gold & $10 Molybdenum)


$10
$8
$6
$4
$2
$0
(US$ billions)
Cu $2.50/lb
Cu $3.00/lb
Cu $3.50/lb

Average Operating Cash Flow (excluding Working Capital changes)*

($1,000 Gold & $10 Molybdenum)


$8
$6
$4
$2
$0
(US$ billions)
Cu $2.50/lb
Cu $3.00/lb
Cu $3.50/lb

*Based on operating plans, volumes and costs for average of 2011e & 2012e.

Note: For 2011e/2012e average, each $50/oz change in gold approximates $70 million to EBITDA and $40 million to operating cash flow; each $2.00/lb change in molybdenum approximates $110 million to EBITDA and $90 million to operating cash flow. EBITDA equals operating income plus depreciation, depletion and amortization.

e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN COPPER & GOLD

Sensitivities

(US$ millions)

Change	EBITDA	Operating Cash Flow
Copper: -/+ $0.10/lb	$375	$260
Molybdenum: -/+ $1.00/lb	$55	$45
Gold: -/+ $50/ounce	$70	$40
Diesel(1): -/+ 10%	$45	$30
Purchased Power(2): -/+ 10%	$40	$25
Currencies(3): +/- 10%	$120	$70

(1) $2.24/gallon base case assumption.

(2) 6.8¢/kWh base case assumption.

(3) U.S. Dollar Exchange Rates: 500 Chilean peso, 9,200 Indonesian rupiah, $0.90 Australian dollar, $1.25 Euro, 3.00 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against foreign currencies equates to a cost benefit of noted amounts.

NOTE: Based on 2011e/2012e average. Operating cash flow amounts exclude working capital changes. e = estimate. See Cautionary Statement.

FREEPORT-McMoRAN COPPER & GOLD

Capital Expenditures (1)

Excludes current projects under evaluation



(US$ billions)
Major Projects
All Other
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$2.7
1.1
1.6 (2)
$1.6
0.6
1.0 (3)
$1.7
0.9
0.8 (4)
$1.7
0.9
0.8 (5)
2008
2009
2010e
2011e

(1) Capital expenditure estimates will continue to be reviewed and revised subject to market conditions.
(2) Includes $1.1 billion for Tenke development.
(3) Includes Tenke development, Grasberg underground development and $200 MM for property acquisition adjacent to Sierrita.
(4) Primarily includes Grasberg underground development, El Abra sulfide and Safford sulphur burner.
(5) Primarily includes Grasberg underground development and El Abra sulfide.
Note: Includes capitalized interest. Excludes capital expenditures for Current Projects Under Evaluation (slide 13).
e= estimate. See Cautionary Statement.

Freeport-McMoRan Copper & Gold

Balance Sheet


(US$ billions)
$20
$15
$10
$5
$0
Total Debt
$17.6 (1)
$7.4
$4.8
At Time of PD Acquisition in March 2007
12/31/08
6/30/10

- *Significant Liquidity*
- *Strong Credit Metrics*
- *No Near-term Maturities*

	At Time of PD Acquisition in March 2007	12/31/08	6/30/10
Consolidated Cash	*$3.4*	*$0.9*	*$3.0*
Net Debt	*$14.2*	*$6.5*	*$1.7*

(1) Pro Forma year-end 2006 total debt of $1.6 billion plus $16 billion in acquisition debt.

FREEPORT-MCMORAN COPPER & GOLD

Financial Policy

- Maintain Strong Balance Sheet & Liquidity Position
- Aggressive Cost Management
- Invest in Attractive Growth Projects as Economic Conditions Warrant
- Opportunistic Debt Repayment
- Common Stock Dividend: $1.20/share per annum
- Board to Review Financial Policy on an Ongoing Basis

FREEPORT-MCMORAN COPPER & GOLD

FCX Investment Summary

- World's Premier Publicly Traded Copper Company
- World's Largest Molybdenum Producer & Significant Gold Producer
- Long-lived Reserves, Geographically Diverse Operations
- Flexible Operating Structure Can Respond to Varying Market Conditions
- Significant Reserve Growth

Reference Slides

FREEPORT-MCMORAN COPPER & GOLD

Grasberg Open Pit


9N
8E
9S
N

FREEPORT-MCMORAN COPPER & GOLD

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2010e-2014e

2010e – 2014e PT-FI Share
Total: 5.6 billion lbs copper
Annual Average: 1.12 billion lbs

2010e – 2014e PT-FI Share
Total: 7.7 million ozs gold
Annual Average: 1.54 million ozs



Copper, billion lbs
Gold, million ozs
1.2
1.7
1.0
1.4
1.1
1.3
1.2
1.8
1.1
1.5
2010e
2011e
2012e
2013e
2014e

e = estimate. Amounts are projections; see Cautionary Statement.
Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2010

Copper Equivalent Cross Section


A
B
8E is the Primary Ore Pushback in 2010
8E
7S
End 2009
1Q10
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2010

Copper Equivalent Cross Section


A
B
8E is the Primary Ore Pushback in 2010
8E
7S
End
2009
2Q10
1Q10
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2010

Copper Equivalent Cross Section


A
B
8E is the Primary Ore Pushback in 2010
8E
7S
End 2009
2Q10
3Q10
1Q10
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2010

Copper Equivalent Cross Section



A
B
8E is the Primary Ore Pushback in 2010
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
8E
7S
End 2009
1Q10
2Q10
3Q10
4Q10

Mining Sequence in 2011

Copper Equivalent Cross Section


A
B
8E and 9N are the Primary Ore Pushbacks in 2011
9S
9N*
End 2010
8E
2011
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

* 9N is in ore north of this cross-section

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2012

Copper Equivalent Cross Section



A
B
9N is the Primary Ore Pushback in 2012
9S
9N
End 2011
8E
2012
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2013

Copper Equivalent Cross Section



A
B
9N and 9S are the Primary Ore Pushbacks in 2013
9S
9N
End 2012
2013
Grasberg Plan View
A
B
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2014

Copper Equivalent Cross Section


A
B
9N and 9S are the Primary Ore Pushbacks in 2014
9S
9N
End 2013
2014
Grasberg Plan View
A
B
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq